Exhibit 10.2

EXECUTION VERSION
AMENDMENT AND CONSENT TO RELEASE OF COLLATERAL (HOLDCO
ACQUISITION CREDIT AGREEMENT)

This AMENDMENT AND CONSENT TO RELEASE OF COLLATERAL (this “Consent”) is made as of July 30, 2018, by and among CLECO CORPORATE HOLDINGS LLC (f/k/a CLECO CORPORATION), a Louisiana limited liability company (the “Borrower”), the LENDERS party hereto (the “Lenders”), and MIZUHO BANK, LTD., as administrative agent (in such capacity, the “Administrative Agent”), as Issuing Bank (in such capacity, the “Issuing Bank”) and as Swingline Lender (in such capacity, the “Swingline Lender”).
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 13, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “HoldCo Acquisition Credit Agreement”);
WHEREAS, the Borrower, the Administrative Agent, Mizuho Bank, Ltd., in its capacity as Intercreditor Agent (the “Intercreditor Agent”), Wells Fargo Bank, N.A., in its capacity as Collateral Agent (the “Collateral Agent”), and each other secured party from time to time party thereto, are parties to that certain Collateral Agency and Intercreditor Agreement, dated as of April 13, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pari Passu Intercreditor Agreement”);
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent release the Liens encumbering the Collateral (as defined in the Pledge Agreement, and hereinafter referred to as the “Released Collateral”) pursuant to the Pledge Agreement, dated as of April 13, 2016, by the Borrower in favor of the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), as security for the Lenders and the Administrative Agent in their capacity as Secured Parties under, and as defined in, the Pari Passu Intercreditor Agreement; and
WHEREAS, the Lenders and the Administrative Agent desire to release such Liens over the Released Collateral on the terms and conditions set forth in this Consent.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
Article I.
DEFINITIONS

Section 1.1    Capitalized terms used and not otherwise specifically defined in this Consent shall have the meanings given to such terms in the HoldCo Acquisition Credit Agreement.

1	Cleco - Consent to HoldCo Acquisition Credit Agreement

Section 1.2    The rules of construction set forth in Section 1.03 of the HoldCo Acquisition Credit Agreement shall apply to this Consent and are hereby incorporated by reference, mutatis mutandis, with the same force and effect as if fully set forth in this Consent.
Article II.
AMENDMENT AND consent to release of COLLATERAL
Section 2.1    On the Effective Date (as defined below), each of the Lenders and the Administrative Agent hereby agrees that (a) the Liens granted in favor of the Collateral Agent for the benefit of the Lenders and the Administrative Agent as Secured Parties (as defined in the Pari Passu Intercreditor Agreement) under the Pledge Agreement shall be automatically, absolutely, unconditionally, irrevocably and forever discharged, terminated and released, such discharge, termination and release to be without prejudice whatsoever to the Liens granted in favor of the Collateral Agent under the Pledge Agreement for the benefit of Secured Parties (as defined in the Pari Passu Intercreditor Agreement) other than the Lenders and the Administrative Agent, and (b) the Lenders and Administrative Agent shall cease to be Secured Parties (as defined in the Pari Passu Intercreditor Agreement) under the Pledge Agreement.
Section 2.2    At any time and from time to time from and after the Effective Date (as defined below), upon the written request and solely at the expense of the Borrower, the Lenders hereby instruct the Administrative Agent to execute and deliver (or to instruct the Collateral Agent or the Intercreditor Agent, as applicable, to execute and deliver) all such releases, discharges, termination statements, notices, certificates, instruments and documents and take such further action as the Borrower may reasonably request to effectuate, evidence or reflect of public record, the release of the security interests and Liens of the Lenders and the Administrative Agent relating to the Released Collateral as specifically referred to in this Consent.
Section 2.3    As of the Effective Date, subject to the terms and conditions set forth herein, the Lenders, the Administrative Agent and the Borrower hereby agree to amend the HoldCo Acquisition Credit Agreement as follows:
(a)    the definition of “Applicable Rating” in Section 1.01 of the HoldCo Acquisition Credit Agreement is amended by deleting the word “secured” where it appears in such definition and replacing it with the word “unsecured”;
(b)    the definition of “Senior Debt Rating” in Section 1.01 of the HoldCo Acquisition Credit Agreement is amended by deleting the word “secured” where it appears in such definition and replacing it with the word “unsecured”; and
(c)    Section 5.13 of the HoldCo Acquisition Credit Agreement is amended by deleting the word “secured” where it appears in such provision and replacing it with the word “unsecured”.
Section 2.4    As consideration for this Consent and the release of the security interests and Liens of the Lenders and the Administrative Agent relating to the Released

2	Cleco - Consent to HoldCo Acquisition Credit Agreement

Collateral as set forth herein, the Borrower will pay a fee to each Lender in an amount equal to fifteen (15) basis points of such Lender’s Revolving Loan Commitment as of the Effective Date under the HoldCo Acquisition Credit Agreement (collectively, the “Consent Fee”).
Article III.
CONDITIONS TO EFFECTIVENESS
Section 3.1    This Consent shall become effective on and as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied in full:
(a)    the Administrative Agent shall have received counterparts of this Consent executed by the Borrower, all Lenders and the Administrative Agent;
(b)    the Borrower shall have paid the Consent Fee; and
(c)    the Administrative Agent and the Borrower shall have received a copy of the certificate of the Borrower dated the Effective Date (the “Indenture Collateral Release Certificate”), duly signed by the Borrower and the Intercreditor Agent (as defined in the Pari Passu Intercreditor Agreement), required to be delivered by the Borrower to Wells Fargo Bank, N.A., as trustee (in such capacity, the “Trustee”), pursuant to Section 12.03(a) of that certain Indenture, dated as of May 17, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), to confirm that the conditions set forth in Section 12.03(a) of the Indenture have been satisfied.
Article IV.
COVENANT
Section 4.1    The Borrower shall promptly, but no later than three Business Days, after the Effective Date provide evidence reasonably satisfactory to the Administrative Agent that the Borrower has delivered to the Trustee the Indenture Collateral Release Certificate. The Borrower agrees and confirms that failure to deliver the Indenture Collateral Release Certificate to the Trustee in accordance with the preceding sentence shall constitute an immediate Event of Default under the HoldCo Acquisition Credit Agreement.
Article V.
REPRESENTATIONS AND WARRANTIES
Section 5.1    In order to induce each of the Lenders and the Administrative Agent to provide this Consent, the Borrower represents and warrants as of the date hereof and as of the Effective Date, which representations and warranties shall survive the execution of this Consent and the Effective Date, that:
(a)    all necessary action on the part of the Borrower required to authorize the execution, delivery and performance of this Consent has been duly and effectively taken;

3	Cleco - Consent to HoldCo Acquisition Credit Agreement

(b)    the execution, delivery and performance of this Consent has been duly authorized by all necessary action on the part of the Borrower, and this Consent has been executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms thereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether considered in equity or at law);
(c)    none of the execution, delivery or performance by the Borrower of this Consent (i) violates, contravenes or conflicts with the terms of the Borrower’s Constitutive Documents or (ii) violates or constitutes a default or requires consent (except for such consents that have been obtained or are not required at the date this representation is made or repeated) by the Borrower under any material Governmental Rule applicable to the Borrower or any other material contractual obligation to which the Borrower or any such Subsidiary is a party, except for, with respect solely to clause (ii) hereof, for any defaults or violations or consents that would not reasonably be expected to result in a Material Adverse Effect;
(d)    after giving effect to this Consent, no Indebtedness of the Borrower will be secured by the Released Collateral, other than the Indebtedness issued pursuant to the Indenture; and
(e)    no Default or Event of Default has occurred and is continuing.
Article VI.
GENERAL PROVISIONS
Section 6.1    Reference to the Effect on the Financing Documents.
(a)    On and after the Effective Date, each reference in the HoldCo Acquisition Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the HoldCo Acquisition Credit Agreement, and each reference in each other Financing Document to “the HoldCo Acquisition Credit Agreement”, “the Acquisition Facilities Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the HoldCo Acquisition Credit Agreement, shall mean and be a reference to the HoldCo Acquisition Credit Agreement, as amended by this Consent.
(b)    Except as specifically provided above, all of the terms and provisions of the HoldCo Acquisition Credit Agreement and all other Financing Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver or amendment of any right, power or remedy of the Lenders or the Administrative Agent under any of the Financing

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Documents, nor constitute a waiver or amendment of any other provision of any of the Financing Documents or for any purpose except as expressly set forth herein.
(d)    This Consent is a Financing Document.
Section 6.2    No Oral Modification. This Consent may not be amended, supplemented, modified or waived, except in accordance with the Financing Documents.
Section 6.3    Binding Upon Successors and Assigns. This Consent shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns under the Financing Documents.
Section 6.4    Execution in Counterparts. This Consent may be executed in several counterparts, each of which is an original (and by different parties hereto in different counterparts), but all of which together constitute one and the same agreement. This Consent and the other Financing Documents constitute the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreement and understanding, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Consent by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Consent.
Section 6.5    Notices; Applicable Law and Jurisdiction. The provisions set forth in Sections 9.01 (Notices), 9.02 (Waivers; Amendments), 9.03 (Expenses; Indemnity; Damage Waiver), 9.05 (Survival), 9.07 (Severability), 9.09 (Governing Law; Jurisdiction; Consent to Service of Process), 9.10 (WAIVER OF JURY TRIAL), 9.11 (Headings) and 9.12 (Confidentiality) of the HoldCo Acquisition Credit Agreement shall apply to this Consent and are hereby incorporated by reference, mutatis mutandis, with the same force and effect as if fully set forth in this Consent (and as if each reference to “this Agreement” were a reference to this Consent).
Section 6.6    Instruction to Administrative Agent. The Lenders, the Issuing Bank and the Swingline Lender hereby instruct the Administrative Agent to direct the Intercreditor Agent and the Collateral Agent under the Pari Passu Intercreditor Agreement to execute and deliver Amendment No. 1 to the Pari Passu Intercreditor Agreement in substantially the form attached hereto as Exhibit A.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Consent has been executed by the undersigned as of the date first set forth above.

CLECO CORPORATE HOLDINGS LLC, as Borrower

By	/s/ Terry L. Taylor
Name:	Terry L. Taylor
Title:	Chief Financial Officer

By	/s/ Julia E. Callis
Name:	Julia E. Callis
Title:	Chief Compliance Officer & General Counsel

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Anju Abraham
Name:	Anju Abraham
Title:	Authorized Signatory

By:	/s/ Gordon R. Eadon
Name:	Gordon R. Eadon
Title:	Authorized Signatory

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Nimisha Srivastav
Name:	Nimisha Srivastav
Title:	Director

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

MIZUHO BANK, LTD., as Issuing Bank, Lender and Swingline Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

WELLS FARGO BANK, N.A. , as a Lender

By:	/s/ Jesse Tannuzzo
Name:	Jesse Tannuzzo
Title:	Vice President

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

COBANK, ACB, as a Lender

By:	/s/ Josh Batchelder
Name:	Josh Batchelder
Title:	Managing Director

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helen D. Davis
Name:	Helen D. Davis
Title:	Executive Director

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

MIZUHO BANK, LTD., as Administrative Agent

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

Signature Page to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)

Exhibit A
Amendment No. 1 to Pari Passu Intercreditor Agreement
[Attached]

Exhibit A to Consent to the Release of Collateral (HoldCo Acquisition Credit Agreement)